Sit Money Market Fund, Inc.

Prospectus Supplement Dated February 2, 2009 to Bond Funds’ Prospectus Dated August 1, 2008

This supplement amends the Bond Funds’ Prospectus dated August 1, 2008 and is in addition to the supplement dated December 5, 2008.

Important changes to Sit Money Market Fund, Inc. (the “Fund”):

I.	Effective as of the close of business on February 2, 2009, the Fund will not sell shares except to persons owning shares as of such date.

II.	The adviser to the Fund has voluntarily agreed to waive the management fee to the extent necessary for the Fund to maintain a zero or positive yield.

The following sentence is added to the end of footnote number 1 of the “Annual Fund Operating Expenses” table on page 17 of the Prospectus; and added to the end of the asterisk footnote on page 18 of the Prospectus.

Effective February 2, 2009, the Adviser has voluntarily agreed to waive the management fee of the Money Market Fund to the extent necessary for the Fund to maintain a zero or positive yield.

Shareholders should retain this Supplement for future reference.